Segall Bryant & Hamill All Cap Fund

(Ticker Symbol: SBHAX)

Segall Bryant & Hamill Small Cap Value Fund

(Ticker Symbol: SBHVX)

Each a series of Investment Managers Series Trust

Supplement dated March 19, 2019, to the

Prospectus and the Statement of Additional Information (“SAI”), each dated November 1, 2018.

Effective immediately, the redemption fees for the Segall Bryant & Hamill All Cap Fund and the Segall Bryant & Hamill Small Cap Value Fund are removed. Accordingly, effective immediately, all references to the redemption fees in the Prospectus and SAI are deleted in their entirety.

Please file this Supplement with your records.